Amendment #1
to the
AUTOMATIC
YEARLY RENEWABLE TERM REINSURANCE AGREEMENT

EFFECTIVE December 1, 2004
Between
PRUCO LIFE INSURANCE COMPANY
(THE COMPANY)
And
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
(THE REINSURER)

The parties hereby agree to the following:

1.	Section 8, REINSURANCE PREMIUM RATES, shall be replaced by the following:

REINSURANCE PREMIUM RATES

a.
LIFE REINSURANCE.  Reinsurance premiums per $1,000 are shown in Schedule B.  The mode of payment will be monthly.  Each monthly premium will be calculated using (1) the issue age of the insured under the policy, (2) the duration since issuance of the policy and (3) the current underwriting classification.  The duration since issue will be measured in whole years.  Any fractional portion of a year since issue will be ignored.

b.	RATES NOT GUARANTEED.

Mortality Reinsurance

THE REINSURER reserves the right to change the rates at any time.  If THE REINSURER changes the rates, it will give THE COMPANY a 90-day prior written notice of the change.  Any change applies only to reinsurance premiums due after the expiration of the notice period.

THE REINSURER further agrees that THE COMPANY’s right of recapture under Section 17 of this Agreement will be triggered if THE COMPANY deems a rate change unacceptable.

Death Benefit Guarantee Reinsurance

For inforce business, the reinsurance premium rates in effect at issue are guaranteed not to change.  However, THE REINSURER reserves the right to change the rates at any time for new business.  If THE REINSURER changes the rates, it will give THE COMPANY a 90-day prior written notice of the change.  Any change applies only to reinsurance premiums due after the expiration of the notice period.

2.	Section 9, PAYMENT OF REINSURANCE PREMIUMS, shall be replaced by the following:

PAYMENT OF REINSURANCE PREMIUMS

a.
PREMIUM DUE.  For each policy reinsured under this Agreement, reinsurance premiums for the mortality reinsurance are payable on a calendar month basis.  In addition, the portion of the premiums for the death benefit guarantee reinsurance that is derived from the premiums for the mortality reinsurance is payable on a calendar month basis.  The portion of the premiums for the death benefit guarantee reinsurance that is derived from the mean statutory reserve is payable quarterly in arrears.  On or around the fifth business day of each calendar month, THE COMPANY will calculate the amount of premiums payable for that month.  Within 20 days of such time, THE COMPANY will send to THE REINSURER a statement of account for that period along with payment of the full balance due.  Also, there will be a supplemental reinsurance premium.  The supplemental reinsurance premium is shown in Schedule B and is due on the Effective Date.  On any payment date, monies payable between THE REINSURER and THE COMPANY under this Agreement may be netted to determine the payment due.  This offset will apply regardless of the insolvency of either party as described in Section 20, to the extent permitted by law.  If the statement of account shows a balance due THE COMPANY, THE REINSURER will remit that amount to THE COMPANY within 30 days of receipt of the statement of account.  If the reinsurance premium cannot be determined on an exact basis by the dates described below, such payments will be paid in accordance with a mutually agreed upon formula which will approximate the actual payments.

b.
FAILURE TO PAY PREMIUMS.  If reinsurance premiums are 90 days past due, for reasons other than those due to error or omission as defined below in Section 19, the premiums will be considered in default and THE REINSURER may terminate the reinsurance by providing a 30-day prior written notice, provided payment is not received within that 30-day period.  THE REINSURER will have no further liability as of the termination date for benefits applicable to periods for which premium is not paid.  THE COMPANY will be liable for the prorated reinsurance premiums to the termination date.

THE COMPANY may reinstate reinsurance terminated for non-payment of balances due at any time within 60 days following the date of termination.  However, THE REINSURER will have no liability for claims paid by THE COMPANY between the termination date and the reinstatement date.

c.
PREMIUM ADJUSTMENT.  If THE COMPANY overpays a reinsurance premium and THE REINSURER accepts the overpayment, THE REINSURER’s acceptance will not constitute or create a reinsurance liability or increase any existing reinsurance liability.  Instead, THE REINSURER will be liable to THE COMPANY for a credit in the amount of the overpayment.  If a reinsured policy terminates, THE REINSURER will not refund the portion of the premium for the period from the date of the termination of the policy to the date to which the reinsurance premium has been paid.

3.	Section 13, RESERVES FOR REINSURANCE, shall be replaced by the following:

RESERVES FOR REINSURANCE

Mortality Reinsurance

As a result of reinsurance premiums being paid on a monthly mode on a calendar month basis, there will be no reinsurance reserve.

Death Benefit Guarantee Reinsurance

The statutory reinsurance reserve is the excess of the reserves required by Regulation XXX over the reserves required by the Commissioners’ Reserve Valuation Method (CRVM) on the portion reinsured for each policy.

4.	Section 32, BENEFITS FOR DEATH BENEFIT GUARANTEE REINSURANCE, shall be added to the reinsurance agreement:

BENEFITS FOR DEATH BENEFIT GUARANTEE REINSURANCE

a.
NOTICE.   THE COMPANY will notify THE REINSURER as soon as possible after THE COMPANY waives the mortality and expense charges for a policyowner as a result of the death benefit guarantee being triggered.

b.
AMOUNT AND PAYMENT OF BENEFITS.  As soon as THE REINSURER receives notice, reinsurance benefits are due and payable to THE COMPANY.  The amount payable is the amount of mortality and expense charges waived by THE COMPANY.  In the event that reinsurance benefits are sixty days past due, THE COMPANY may recapture the reinsurance as described in Section 17

5.	SCHEDULE A, Section 1, POLICIES REINSURED, shall be replaced by the following:

POLICIES REINSURED

This Agreement covers the following policies issued by THE COMPANY:

•	Appreciable Life – Form Numbers ALA-84, ALB-84, ALA-86, ALB-86 and all state variations
•	Charity Plus – Form Numbers CUL-B-106 and all state variations
•	Magnastar – Form Numbers MVUL-2002 for single life and SMVUL-2003 for survivorship and all state variations
•	M Premier VUL – Form Number MPVUL-2003 and all state variations
•	PruLife Advisor Select – Form Number VULPAS 2002 and all state variations
•	PruLife Custom Premier – Form Number VUL-2000 and all state variations
•	PruLife Custom Premier II – Form Number VUL-2004 and all state variations
•	PruLife Universal – Form Number UL-2000 and all state variations
•
PruLife Universal Plus/Protector – Form Numbers UL-2001 for PruLife Universal Plus, ULNT-2001 for PruLife Universal Protector and all state variations.  For PruLife Universal Protector, includes both mortality risk and death benefit guarantee risk.

•	PruLife UL Plus/Protector 2003 –Form Numbers UL-2003 for PruLife UL Plus 2003, ULNT-2003 for PruLife UL Protector 2003 and all state variations
•	PruLife SUL Plus/Protector -- Policy Form Numbers SUL-2003 for PruLife SUL Plus, SULNT-2003 for PruLife SUL Protector and all state variations
•	PruSelect I – Form Number CVUL-89 and all state variations
•	PruSelect II – Form Number VUL-B-104 and all state variations
•	PruSelect III –Form Numbers CVUL-1999 and all state variations
•	PruVider – Form Number VAL-DR-105 and all state variations
•	Survivorship Variable Universal Life – Form Number SVUL-2000 and all state variations
•	Term Elite and Essential 2000, 2001, 2002, 2003, and 2004 – Form Numbers PLTI-2000, PLTINC-2000, PLTINC-2001, PLTIC-2003 and all state variations
•	Variable Appreciable Life – Form Numbers VALA-84, VALB-84, VALA-86, VALB-86, and all state variations
•	Variable Life Insurance – Form Number VFL-85 and all state variations
•	Variable Universal Life – Form Number VUL-97 and all state variations
•
All subsequent policies issued on policy forms that are essentially revisions to the above products, notwithstanding the fact that new form numbers are assigned for state filing or administrative purposes.

In addition, the following supplemental benefits and riders on reinsured policies are included in this Agreement:

•	Target Term Rider (TTR)
•
Any other term riders that provide additional life insurance on the life of the insured including, Appreciable Plus Term Rider, Annual Renewable Term Riders, Decreasing Term Riders, Level Premium Term Riders, and Term Protector Riders

•	Estate Protection Rider

Excluded from the Agreement are the following supplemental benefits and riders:
•	Accidental Death Benefit
•	Applicant’s Waiver of Premium
•	Unscheduled Premium Benefit
•	Riders that provide additional life insurance on the life of the spouse of the insured
•	Riders that provide additional life insurance on the lives of any dependent children of the insured

This Agreement covers policies of the above types that are under the following policy statuses:
•	Inforce premium paying as of the Effective Date
•	Lapsed within the reinstatement period and subsequently reinstated
•	New Business effective on or after the Effective Date
•	Extended Term Insurance as of the Effective Date
•	Fully Paid-Up Insurance as of the Effective Date
•	Reduced Paid-Up Insurance as of the Effective Date

6.	SCHEDULE A, Section 2, AUTOMATIC PORTION REINSURED, shall be replaced by the following:

[REDACTED]

7.	SCHEDULE A, Section 3, AUTOMATIC PORTION RETAINED, shall be replaced by the following:

[REDACTED]

8.	SCHEDULE B, Section 1, REINSURANCE PREMIUMS, shall be replaced by the following:

[REDACTED]

9.	SCHEDULE B, Section 6, REINSURANCE PREMIUMS – Death Benefit Guarantee Reinsurance, shall be added to the Reinsurance Treaty as follows:

[REDACTED]

In witness of the above, THE COMPANY and THE REINSURER have by their respective officers executed and delivered this Agreement in duplicate on the dates indicated below, with an effective date of December 1, 2004.

PRUCO LIFE INSURANCE COMPANY	THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
By:________________________________	By:________________________________
Title:_______________________________	Title:_______________________________
Date:_______________________________	Date:_______________________________

Witnessed By:_________________________	Witnessed By:_________________________
Title:_______________________________	Title:_______________________________
Date:_______________________________	Date:_______________________________

Amendment #2
to the
AUTOMATIC
YEARLY RENEWABLE TERM REINSURANCE AGREEMENT

EFFECTIVE December 1, 2004
Between
PRUCO LIFE INSURANCE COMPANY
(THE COMPANY)
And
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
(THE REINSURER)

The parties hereby agree to the following:

10.	SCHEDULE B, Section 1, REINSURANCE PREMIUMS, shall be replaced by the following:

[REDACTED]

In witness of the above, THE COMPANY and THE REINSURER have by their respective officers executed and delivered this Agreement in duplicate on the dates indicated below, with an effective date of January 1, 2006.

PRUCO LIFE INSURANCE COMPANY	THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
By:________________________________	By:________________________________
Title:_______________________________	Title:_______________________________
Date:_______________________________	Date:_______________________________

Witnessed By:_________________________	Witnessed By:_________________________
Title:_______________________________	Title:_______________________________
Date:_______________________________	Date:_______________________________

Amendment #3
to the
AUTOMATIC
YEARLY RENEWABLE TERM REINSURANCE AGREEMENT

EFFECTIVE December 1, 2004
Between
PRUCO LIFE INSURANCE COMPANY
(THE COMPANY)
And
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
(THE REINSURER)

The parties agree that THE COMPANY will recapture the reinsurance for PruLife Universal Protector (Form Number ULNT-2001 and all state variations), PruLife UL Protector 2003 (Form Number ULNT-2003 and all state variations), and PruLife SUL Protector (Form Number SULNT-2003 and all state variations) as of October 1, 2006.  For PruLife Universal Protector, this includes both the mortality risk reinsurance and the death benefit guarantee reinsurance.  (For PruLife UL Protector 2003 and PruLife SUL Protector, only the mortality risk was ceded to THE REINSURER under the Reinsurance Agreement.)  To reflect this recapture, the parties hereby agree to the following changes in the Reinsurance Agreement:

4.	Section 8, REINSURANCE PREMIUM RATES, shall be replaced by the following:

REINSURANCE PREMIUM RATES

a.
LIFE REINSURANCE.  Reinsurance premiums per $1,000 are shown in Schedule B.  The mode of payment will be monthly.  Each monthly premium will be calculated using (1) the issue age of the insured under the policy, (2) the duration since issuance of the policy and (3) the current underwriting classification.  The duration since issue will be measured in whole years.  Any fractional portion of a year since issue will be ignored.

c.
RATES NOT GUARANTEED.  THE REINSURER reserves the right to change the rates at any time.  If THE REINSURER changes the rates, it will give THE COMPANY a 90-day prior written notice of the change.  Any change applies only to reinsurance premiums due after the expiration of the notice period.

THE REINSURER further agrees that THE COMPANY’s right of recapture under Section 17 of this Agreement will be triggered if THE COMPANY deems a rate change unacceptable.

5.	Section 9, PAYMENT OF REINSURANCE PREMIUMS, shall be replaced by the following:

PAYMENT OF REINSURANCE PREMIUMS

a.
PREMIUM DUE.  For each policy reinsured under this Agreement, reinsurance premiums for the mortality reinsurance are payable on a calendar month basis.  On or around the fifth business day of each calendar month, THE COMPANY will calculate the amount of premiums payable for that month.  Within 20 days of such time, THE COMPANY will send to THE REINSURER a statement of account for that period along with payment of the full balance due.  Also, there will be a supplemental reinsurance premium.  The supplemental reinsurance premium is shown in Schedule B and is due on the Effective Date.  On any payment date, monies payable between THE REINSURER and THE COMPANY under this Agreement may be netted to determine the payment due.  This offset will apply regardless of the insolvency of either party as described in Section 20, to the extent permitted by law.  If the statement of account shows a balance due THE COMPANY, THE REINSURER will remit that amount to THE COMPANY within 30 days of receipt of the statement of account.  If the reinsurance premium cannot be determined on an exact basis by the dates described below, such payments will be paid in accordance with a mutually agreed upon formula which will approximate the actual payments.

b.
FAILURE TO PAY PREMIUMS.  If reinsurance premiums are 90 days past due, for reasons other than those due to error or omission as defined below in Section 19, the premiums will be considered in default and THE REINSURER may terminate the reinsurance by providing a 30-day prior written notice, provided payment is not received within that 30-day period.  THE REINSURER will have no further liability as of the termination date for benefits applicable to periods for which premium is not paid.  THE COMPANY will be liable for the prorated reinsurance premiums to the termination date.

THE COMPANY may reinstate reinsurance terminated for non-payment of balances due at any time within 60 days following the date of termination.  However, THE REINSURER will have no liability for claims paid by THE COMPANY between the termination date and the reinstatement date.

c.
PREMIUM ADJUSTMENT.  If THE COMPANY overpays a reinsurance premium and THE REINSURER accepts the overpayment, THE REINSURER’s acceptance will not constitute or create a reinsurance liability or increase any existing reinsurance liability.  Instead, THE REINSURER will be liable to THE COMPANY for a credit in the amount of the overpayment.  If a reinsured policy terminates, THE REINSURER will not refund the portion of the premium for the period from the date of the termination of the policy to the date to which the reinsurance premium has been paid.

6.	Section 13, RESERVES FOR REINSURANCE, shall be replaced by the following:

RESERVES FOR REINSURANCE

As a result of reinsurance premiums being paid on a monthly mode on a calendar month basis, there will be no reinsurance reserve.

5.	Section 32, BENEFITS FOR DEATH BENEFIT GUARANTEE REINSURANCE, shall be deleted from the Reinsurance Agreement.

8.	SCHEDULE A, Section 1, POLICIES REINSURED, shall be replaced by the following:

POLICIES REINSURED

This Agreement covers the following policies issued by THE COMPANY:

•	Appreciable Life – Form Numbers ALA-84, ALB-84, ALA-86, ALB-86 and all state variations
•	Charity Plus – Form Numbers CUL-B-106 and all state variations
•	Magnastar – Form Numbers MVUL-2002 for single life and SMVUL-2003 for survivorship and all state variations
•	M Premier VUL – Form Number MPVUL-2003 and all state variations
•	PruLife Advisor Select – Form Number VULPAS 2002 and all state variations
•	PruLife Custom Premier – Form Number VUL-2000 and all state variations
•	PruLife Custom Premier II – Form Number VUL-2004 and all state variations
•	PruLife Universal – Form Number UL-2000 and all state variations
•	PruLife Universal Plus – Form Number UL-2001 and all state variations.
•	PruLife UL Plus 2003 – Form Number UL-2003 and all state variations
•	PruLife SUL Plus – Policy Form Number SUL-2003 and all state variations
•	PruSelect I – Form Number CVUL-89 and all state variations
•	PruSelect II – Form Number VUL-B-104 and all state variations
•	PruSelect III –Form Numbers CVUL-1999 and all state variations
•	PruVider – Form Number VAL-DR-105 and all state variations
•	Survivorship Variable Universal Life – Form Number SVUL-2000 and all state variations
•	Term Elite and Essential 2000, 2001, 2002, 2003, and 2004 – Form Numbers PLTI-2000, PLTINC-2000, PLTINC-2001, PLTIC-2003 and all state variations
•	Variable Appreciable Life – Form Numbers VALA-84, VALB-84, VALA-86, VALB-86, and all state variations
•	Variable Life Insurance – Form Number VFL-85 and all state variations
•	Variable Universal Life – Form Number VUL-97 and all state variations
•
All subsequent policies issued on policy forms that are essentially revisions to the above products, notwithstanding the fact that new form numbers are assigned for state filing or administrative purposes.

In addition, the following supplemental benefits and riders on reinsured policies are included in this Agreement:

•	Target Term Rider (TTR)
•
Any other term riders that provide additional life insurance on the life of the insured including, Appreciable Plus Term Rider, Annual Renewable Term Riders, Decreasing Term Riders, Level Premium Term Riders, and Term Protector Riders

•	Estate Protection Rider

Excluded from the Agreement are the following supplemental benefits and riders:
•	Accidental Death Benefit
•	Applicant’s Waiver of Premium
•	Unscheduled Premium Benefit
•	Riders that provide additional life insurance on the life of the spouse of the insured
•	Riders that provide additional life insurance on the lives of any dependent children of the insured

This Agreement covers policies of the above types that are under the following policy statuses:
•	Inforce premium paying as of the Effective Date
•	Lapsed within the reinstatement period and subsequently reinstated
•	New Business effective on or after the Effective Date
•	Extended Term Insurance as of the Effective Date
•	Fully Paid-Up Insurance as of the Effective Date
•	Reduced Paid-Up Insurance as of the Effective Date

9.	SCHEDULE A, Section 2, AUTOMATIC PORTION REINSURED, shall be replaced by the following:

[REDACTED]

10.	SCHEDULE A, Section 3, AUTOMATIC PORTION RETAINED, shall be replaced by the following:

[REDACTED]

11.	SCHEDULE B, Section 1, REINSURANCE PREMIUMS – Mortality Reinsurance, shall be replaced by the following:

[REDACTED]

12.	SCHEDULE B, Section 6, REINSURANCE PREMIUMS – Death Benefit Guarantee Reinsurance, shall be deleted from the Reinsurance Agreement.

In witness of the above, THE COMPANY and THE REINSURER have by their respective officers executed and delivered this Agreement in duplicate on the dates indicated below, with an effective date of September 30, 2006.

PRUCO LIFE INSURANCE COMPANY	THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
By:________________________________	By:________________________________
Title:_______________________________	Title:_______________________________
Date:_______________________________	Date:_______________________________

Witnessed By:_________________________	Witnessed By:_________________________
Title:_______________________________	Title:_______________________________
Date:_______________________________	Date:_______________________________

Amendment #4
to the
AUTOMATIC
YEARLY RENEWABLE TERM REINSURANCE AGREEMENT

EFFECTIVE December 1, 2004
Between
PRUCO LIFE INSURANCE COMPANY
(THE COMPANY)
And
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
(THE REINSURER)

The parties hereby agree to the following:

11.	SCHEDULE A, Section 1, POLICIES REINSURED, shall be replaced by the following:

POLICIES REINSURED

This Agreement covers the following policies issued by THE COMPANY:

•	Appreciable Life – Form Numbers ALA-84, ALB-84, ALA-86, ALB-86 and all state variations
•	Charity Plus – Form Numbers CUL-B-106 and all state variations
•	Magnastar – Form Numbers MVUL-2002 for single life and SMVUL-2003 for survivorship and all state variations
•	M Premier VUL – Form Number MPVUL-2003 and all state variations
•	PruLife Advisor Select – Form Number VULPAS 2002 and all state variations
•	PruLife Custom Premier – Form Number VUL-2000 and all state variations
•	PruLife Custom Premier II – Form Number VUL-2004 and all state variations
•	PruLife Return of Premium Term – Form Number PLTIR-2006 and all state variations
•	PruLife Universal – Form Number UL-2000 and all state variations
•	PruLife Universal Plus – Form Number UL-2001 and all state variations.
•	PruLife UL Plus 2003 – Form Number UL-2003 and all state variations
•	PruLife SUL Plus – Policy Form Number SUL-2003 and all state variations
•	PruSelect I – Form Number CVUL-89 and all state variations
•	PruSelect II – Form Number VUL-B-104 and all state variations
•	PruSelect III –Form Numbers CVUL-1999 and all state variations
•	PruVider – Form Number VAL-DR-105 and all state variations
•	Survivorship Variable Universal Life – Form Number SVUL-2000 and all state variations
•	Term Elite and Essential 2000, 2001, 2002, 2003, 2004, 2005, and 2006 – Form Numbers PLTI-2000, PLTINC-2000, PLTINC-2001, PLTIC-2003, PLTI-2005, PLTIC-2005 and all state variations
•	Variable Appreciable Life – Form Numbers VALA-84, VALB-84, VALA-86, VALB-86, and all state variations
•	Variable Life Insurance – Form Number VFL-85 and all state variations
•	Variable Universal Life – Form Number VUL-97 and all state variations
•
All subsequent policies issued on policy forms that are essentially revisions to the above products, notwithstanding the fact that new form numbers are assigned for state filing or administrative purposes.

In addition, the following supplemental benefits and riders on reinsured policies are included in this Agreement:

•	Target Term Rider (TTR)
•
Any other term riders that provide additional life insurance on the life of the insured including, Appreciable Plus Term Rider, Annual Renewable Term Riders, Decreasing Term Riders, Level Premium Term Riders, and Term Protector Riders

•	Estate Protection Rider

Excluded from the Agreement are the following supplemental benefits and riders:
•	Accidental Death Benefit
•	Applicant’s Waiver of Premium
•	Rider for Return of Premium
•	Unscheduled Premium Benefit
•	Riders that provide additional life insurance on the life of the spouse of the insured
•	Riders that provide additional life insurance on the lives of any dependent children of the insured

This Agreement covers policies of the above types that are under the following policy statuses:
•	Inforce premium paying as of the Effective Date
•	Lapsed within the reinstatement period and subsequently reinstated
•	New Business effective on or after the Effective Date
•	Extended Term Insurance as of the Effective Date
•	Fully Paid-Up Insurance as of the Effective Date
•	Reduced Paid-Up Insurance as of the Effective Date

12.	SCHEDULE A, Section 4, POLICY RISK AMOUNT, shall be replaced by the following:

POLICY RISK AMOUNT

The policy risk amount as used in this Agreement is equal to the net amount at risk.  The net amount at risk is determined at the beginning of each calendar month.  For premium paying variable and universal life policies and policies under variable reduced paid-up, the net amount at risk is defined as the death benefit minus the contract fund.  For premium paying term policies, the net amount at risk is equal to the death benefit.  (For return of premium term policies, since the Return of Premium Rider is excluded from reinsurance, the net amount at risk is equal to the death benefit.)  For policies under extended term, fully paid-up, or fixed reduced paid-up insurance, the net amount at risk is equal to the death benefit minus the cash value.

In witness of the above, THE COMPANY and THE REINSURER have by their respective officers executed and delivered this Agreement in duplicate on the dates indicated below, with an effective date of January 2, 2007.

PRUCO LIFE INSURANCE COMPANY	THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
By:________________________________	By:________________________________
Title:_______________________________	Title:_______________________________
Date:_______________________________	Date:_______________________________

Witnessed By:_________________________	Witnessed By:_________________________
Title:_______________________________	Title:_______________________________
Date:_______________________________	Date:_______________________________

Amendment #5
to the
AUTOMATIC
YEARLY RENEWABLE TERM REINSURANCE AGREEMENT

EFFECTIVE December 1, 2004
Between
PRUCO LIFE INSURANCE COMPANY
(THE COMPANY)
And
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
(THE REINSURER)

The parties hereby agree to the following:

13.	SCHEDULE A, Section 1, POLICIES REINSURED, shall be replaced by the following:

POLICIES REINSURED

This Agreement covers the following policies issued by THE COMPANY:

•	Appreciable Life – Form Numbers ALA-84, ALB-84, ALA-86, ALB-86 and all state variations
•	Charity Plus – Form Numbers CUL-B-106 and all state variations
•	Magnastar – Form Numbers MVUL-2002 for single life and SMVUL-2003 for survivorship and all state variations
•	M Premier VUL – Form Number MPVUL-2003 and all state variations
•	My Term – Form Number PFT-2007 and all state variations
•	PruLife Advisor Select – Form Number VULPAS 2002 and all state variations
•	PruLife Custom Premier – Form Number VUL-2000 and all state variations
•	PruLife Custom Premier II – Form Number VUL-2004 and all state variations
•	PruLife Return of Premium Term – Form Number PLTIR-2006 and all state variations
•	PruLife Universal – Form Number UL-2000 and all state variations
•	PruLife Universal Plus – Form Number UL-2001 and all state variations.
•	PruLife UL Plus 2003 – Form Number UL-2003 and all state variations
•	PruLife SUL Plus – Policy Form Number SUL-2003 and all state variations
•	PruSelect I – Form Number CVUL-89 and all state variations
•	PruSelect II – Form Number VUL-B-104 and all state variations
•	PruSelect III –Form Numbers CVUL-1999 and all state variations
•	PruVider – Form Number VAL-DR-105 and all state variations
•	Survivorship Variable Universal Life – Form Number SVUL-2000 and all state variations
•	Term Elite and Essential 2000, 2001, 2002, 2003, 2004, 2005, and 2006 – Form Numbers PLTI-2000, PLTINC-2000, PLTINC-2001, PLTIC-2003, PLTI-2005, PLTIC-2005 and all state variations
•	Variable Appreciable Life – Form Numbers VALA-84, VALB-84, VALA-86, VALB-86, and all state variations
•	Variable Life Insurance – Form Number VFL-85 and all state variations
•	Variable Universal Life – Form Number VUL-97 and all state variations
•
All subsequent policies issued on policy forms that are essentially revisions to the above products, notwithstanding the fact that new form numbers are assigned for state filing or administrative purposes.

In addition, the following supplemental benefits and riders on reinsured policies are included in this Agreement:

•	Target Term Rider (TTR)
•
Any other term riders that provide additional life insurance on the life of the insured including, Appreciable Plus Term Rider, Annual Renewable Term Riders, Decreasing Term Riders, Level Premium Term Riders, and Term Protector Riders

•	Estate Protection Rider

Excluded from the Agreement are the following supplemental benefits and riders:
•	Accidental Death Benefit
•	Applicant’s Waiver of Premium
•	Rider for Return of Premium
•	Unscheduled Premium Benefit
•	Riders that provide additional life insurance on the life of the spouse of the insured
•	Riders that provide additional life insurance on the lives of any dependent children of the insured

This Agreement covers policies of the above types that are under the following policy statuses:
•	Inforce premium paying as of the Effective Date
•	Lapsed within the reinstatement period and subsequently reinstated
•	New Business effective on or after the Effective Date
•	Extended Term Insurance as of the Effective Date
•	Fully Paid-Up Insurance as of the Effective Date
•	Reduced Paid-Up Insurance as of the Effective Date

In witness of the above, THE COMPANY and THE REINSURER have by their respective officers executed and delivered this Agreement in duplicate on the dates indicated below, with an effective date of September 17, 2007.

PRUCO LIFE INSURANCE COMPANY	THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
By:________________________________	By:________________________________
Title:_______________________________	Title:_______________________________
Date:_______________________________	Date:_______________________________

Witnessed By:_________________________	Witnessed By:_________________________
Title:_______________________________	Title:_______________________________
Date:_______________________________	Date:_______________________________

Amendment #6
to the
AUTOMATIC
YEARLY RENEWABLE TERM REINSURANCE AGREEMENT

EFFECTIVE December 1, 2004
Between
PRUCO LIFE INSURANCE COMPANY
(THE COMPANY)
And
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
(THE REINSURER)

The parties hereby agree to the following:

1.	As of 12:01 A.M. on April 1, 2008, THE COMPANY will recapture from THE REINSURER 100% of the following policies:
•	Variable Universal Life policies with effective dates of April 20, 1998 or June 1, 1999 written under the Prudential owned COLI covering Prudential employees.

2.
As part of the recapture of this business, THE REINSURER will pay a partial refund of reinsurance premiums to THE COMPANY.  The payment will be equal to the reinsured portion of the sum of the claims in course of settlement and the claims incurred but not reported as of March 31, 2008 with respect to the business that is being recaptured.

3.	THE REINSURER will have no further obligations or liabilities under this Agreement with respect to the reinsurance recaptured following the recapture of the reinsurance.

4.	The parties hereby waive their respective rights to any prior written notice otherwise required by these Agreements to effectuate the terms of this Amendment.

In witness of the above, THE COMPANY and THE REINSURER have by their respective officers executed and delivered this Agreement in duplicate on the dates indicated below, with an effective date of April 1, 2008.

PRUCO LIFE INSURANCE COMPANY	THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
By:________________________________	By:________________________________
Title:_______________________________	Title:_______________________________
Date:_______________________________	Date:_______________________________

Witnessed By:_________________________	Witnessed By:_________________________
Title:_______________________________	Title:_______________________________
Date:_______________________________	Date:_______________________________

Amendment #7
to the
AUTOMATIC
YEARLY RENEWABLE TERM REINSURANCE AGREEMENT

EFFECTIVE December 1, 2004
Between
PRUCO LIFE INSURANCE COMPANY
(THE COMPANY)
And
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
(THE REINSURER)

The parties hereby agree to the following:

14.	SCHEDULE A, Section 1, POLICIES REINSURED, shall be replaced by the following:

POLICIES REINSURED

This Agreement covers the following policies issued by THE COMPANY:

•	Appreciable Life – Form Numbers ALA-84, ALB-84, ALA-86, ALB-86 and all state variations
•	Charity Plus – Form Numbers CUL-B-106 and all state variations
•	Magnastar – Form Numbers MVUL-2002 for single life and SMVUL-2003 for survivorship and all state variations
•	M Premier VUL – Form Numbers MPVUL-2003, MPVUL-2008, and all state variations
•	MyLegacy – Form Number SPUL-2009 and all state variations
•	MyTerm – Form Number PFT-2007 and all state variations
•	PruLife Advisor Select – Form Number VULPAS 2002 and all state variations
•	PruLife Custom Premier – Form Number VUL-2000 and all state variations
•	PruLife Custom Premier II – Form Number VUL-2004, VUL-2005, VUL-2008, and all state variations
•	PruLife Return of Premium Term – Form Number PLTIR-2006 and all state variations
•	PruLife Universal – Form Number UL-2000 and all state variations
•	PruLife Universal Plus – Form Number UL-2001 and all state variations.
•	PruLife Universal Plus – Form Number UL-2003, UL-2005, UL-2007, and all state variations
•	PruLife SUL Plus – Policy Form Number SUL-2003 and all state variations
•	PruSelect I – Form Number CVUL-89 and all state variations
•	PruSelect II – Form Number VUL-B-104 and all state variations
•	PruSelect III –Form Numbers CVUL-1999 and all state variations
•	PruVider – Form Number VAL-DR-105 and all state variations
•	Survivorship Variable Universal Life – Form Number SVUL-2000 and all state variations
•	Term Elite and Essential – Form Numbers PLTI-2000, PLTINC-2000, PLTINC-2001, PLTIC-2003, PLTI-2005, PLTIC-2005, PLTI-2007, PLTIC-2007, PLTI-2008, PLTIC-2008, and all state variations
•	Variable Appreciable Life – Form Numbers VALA-84, VALB-84, VALA-86, VALB-86, and all state variations
•	Variable Life Insurance – Form Number VFL-85 and all state variations
•
Variable Universal Life – Form Number VUL-97 and all state variations.  Excluded from this Agreement are policies with effective dates of either April 20, 1998 and later or June 1, 1999 and later written under the Prudential owned COLI covering Prudential employees.

•	VUL Protector – Form Number VULNT-2009 and all state variations
•
All subsequent policies issued on policy forms that are essentially revisions to the above products, notwithstanding the fact that new form numbers are assigned for state filing or administrative purposes.

In addition, the following supplemental benefits and riders on reinsured policies are included in this Agreement:

•	Target Term Rider (TTR)
•
Any other term riders that provide additional life insurance on the life of the insured including, Appreciable Plus Term Rider, Annual Renewable Term Riders, Decreasing Term Riders, Level Premium Term Riders, and Term Protector Riders

•	Estate Protection Rider

Excluded from the Agreement are the following supplemental benefits and riders:
•	Accidental Death Benefit
•	Applicant’s Waiver of Premium
•	Rider for Return of Premium
•	Unscheduled Premium Benefit
•	Riders that provide additional life insurance on the life of the spouse of the insured
•	Riders that provide additional life insurance on the lives of any dependent children of the insured

This Agreement covers policies of the above types that are under the following policy statuses:
•	Inforce premium paying as of the Effective Date
•	Lapsed within the reinstatement period and subsequently reinstated
•	New Business effective on or after the Effective Date
•	Extended Term Insurance as of the Effective Date
•	Fully Paid-Up Insurance as of the Effective Date
•	Reduced Paid-Up Insurance as of the Effective Date

In witness of the above, THE COMPANY and THE REINSURER have by their respective officers executed and delivered this Agreement in duplicate on the dates indicated below, with an effective date of April 27, 2009.

PRUCO LIFE INSURANCE COMPANY	THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
By:________________________________	By:________________________________
Title:_______________________________	Title:_______________________________
Date:_______________________________	Date:_______________________________

Witnessed By:_________________________	Witnessed By:_________________________
Title:_______________________________	Title:_______________________________
Date:_______________________________	Date:_______________________________

Amendment #8
to the
AUTOMATIC
YEARLY RENEWABLE TERM REINSURANCE AGREEMENT

EFFECTIVE December 1, 2004
Between
PRUCO LIFE INSURANCE COMPANY
(THE COMPANY)
And
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
(THE REINSURER)

THE COMPANY and THE REINSURER have by their respective officers agreed to amend the above referenced agreement as set forth below with the amendment having the effective date of October 1, 2009.

1.	Definitions. Unless otherwise defined herein, capitalized terms that are used herein shall have the meanings set forth in the Agreement.

2.	Amendment of Section 8. SECTION 8, REINSURANCE PREMIUM RATES, is hereby deleted in its entirety and replaced with the following:

a.
LIFE REINSURANCE.  Reinsurance premiums per $1,000 are shown in Schedule B.  The mode of payment will be monthly.  Each monthly premium will be calculated using (1) the issue age of the insured under the policy, (2) the duration since issuance of the policy and (3) the current underwriting classification.

d.
RATES NOT GUARANTEED.  THE REINSURER reserves the right to change the rates at any time.  If THE REINSURER changes the rates, it will give THE COMPANY a 90-day prior written notice of the change.  Any change applies only to reinsurance premiums due after the expiration of the notice period.

THE REINSURER further agrees that THE COMPANY’s right of recapture under the ‘RECAPTURE’ section of this Agreement will be triggered if THE COMPANY deems a rate change unacceptable.

3.	Amendment of Section 9. SECTION 9, PAYMENT OF REINSURANCE PREMIUMS, is hereby deleted in its entirety and replaced with the following:

a.
PREMIUM DUE.  For each policy reinsured under this Agreement, reinsurance premiums are payable on a calendar month basis.  On or around the fifth business day of each calendar month, THE COMPANY will calculate the amount of premiums payable for that month.  Within 20 days of such time, THE COMPANY will send to THE REINSURER a statement of account for that period along with payment of the full balance due.  Also, there will be a supplemental reinsurance premium.  The supplemental reinsurance premium is shown in Schedule B and is due on the Effective Date.  On any payment date, monies payable between THE REINSURER and THE COMPANY under this Agreement may be netted to determine the payment due.  This offset will apply regardless of the insolvency of either party as described in the ‘INSOLVENCY’ section, to the extent permitted by law.  If the statement of account shows a balance due THE COMPANY, THE REINSURER will remit that amount to THE COMPANY within 30 days of receipt of the statement of account.  If the reinsurance premium cannot be determined on an exact basis by the dates described below, such payments will be paid in accordance with a mutually agreed upon formula which will approximate the actual payments.

b.
FAILURE TO PAY PREMIUMS.  If reinsurance premiums are 90 days past due, for reasons other than those due to error or omission as defined below in the ‘ERRORS AND OMISSIONS’ section, the premiums will be considered in default and THE REINSURER may terminate the reinsurance by providing a 30-day prior written notice, provided payment is not received within that 30-day period.  THE REINSURER will have no further liability as of the termination date for benefits applicable to periods for which premium is not paid.  THE COMPANY will be liable for the prorated reinsurance premiums to the termination date.

THE COMPANY may reinstate reinsurance terminated for non-payment of balances due at any time within 60 days following the date of termination.  However, THE REINSURER will have no liability for claims paid by THE COMPANY between the termination date and the reinstatement date.

c.
PREMIUM ADJUSTMENT.  If THE COMPANY overpays a reinsurance premium and THE REINSURER accepts the overpayment, THE REINSURER’s acceptance will not constitute or create a reinsurance liability or increase any existing reinsurance liability.  Instead, THE REINSURER will be liable to THE COMPANY for a credit in the amount of the overpayment.  If a reinsured policy terminates, THE REINSURER will refund the excess reinsurance premium. This refund will be on a prorated basis without interest for the period from the date of the termination of the policy to the date to which the reinsurance premium has been paid.

4.	Amendment of Section 14. SECTION 14, CLAIMS, is hereby deleted in its entirety and replaced with the following:

a.
AMOUNT AND PAYMENT OF BENEFITS.  THE REINSURER will reimburse THE COMPANY for death claims paid by THE COMPANY with respect to the policies reinsured under this Agreement.  The amount of the reimbursement will be equal to the percentage of the claims paid by THE COMPANY, where such percentage is the portion of the policy reinsured as shown in Schedule A.  The death claims reimbursed under this Agreement will be determined from the death claims paid by THE COMPANY on or after the Effective Date.

b.
MISREPRESENTATION AND SUICIDE.  If a misrepresentation on the life insurance application results in the return of premiums to the policyholder, THE REINSURER will refund to THE COMPANY all of the reinsurance premiums paid for the reinsurance on that policy.  If a suicide results in the payment of a death benefit equal to the premiums paid by the policyholder, THE REINSURER will pay to THE COMPANY an amount equal to the reinsurance premiums paid on that policy under this Agreement.

c.	LIVING NEEDS BENEFITS. Living Needs Benefit claims will be administered in the same way as death claims.

d.	CLAIM INTEREST. THE REINSURER will pay its share of any interest reported by THE COMPANY on any claim payment made by THE COMPANY in accordance with its usual claim payment procedures.

e.
CLAIM EXPENSES.  THE REINSURER will pay its share of the unusual expense of adjudicating contestable claims.  THE REINSURER will not reimburse THE COMPANY for the routine expenses and compensation of officers and employees of the COMPANY.  In addition, except as stated in the previous sentence, if THE REINSURER has chosen to participate in a contest, THE REINSURER will pay its share of the unusual expense of THE COMPANY of adjudicating contestable claims, which expense was incurred by THE COMPANY, including investigation expenses and compensation expenses charged by THE COMPANY’s Special Investigation Unit.  Such Special Investigation Unit expenses will not increase more than 5% per year of the current hourly rate ($39 for 2004) of contestable claim investigation.  The term “unusual expense” shall mean all expenses associated with the contestable claim other than THE COMPANY’s normal and customary claim administration expenses that are commonly incurred with the normal and customary settlement of non-contestable claims.  Notwithstanding the above, THE REINSURER will not be liable for any unusual expenses for any period of time after THE REINSURER chooses not to participate in a contested, compromised or litigated claim.  THE REINSURER will not be liable for any portion of unusual expenses for any period of time after THE REINSURER has notified THE COMPANY of its decision not to participate in a contested, compromised or litigated claim.  THE REINSURER will not reimburse expenses incurred by THE COMPANY in connection with a dispute or contest arising out of conflicting claims of entitlement to policy proceeds or benefits.

e.
EXTRACONTRACTUAL DAMAGES.  THE REINSURER will participate in statutory, punitive or compensatory damages, paid by THE COMPANY in connection with the policies reinsured under this Agreement.  In addition, THE REINSURER will pay its share of statutory penalties paid by THE COMPANY in connection with the policies reinsured under this Agreement.

For purposes of this provision, the following definitions will apply:

“Punitive Damages” are those damages awarded as a penalty, the amounts of which are not governed or fixed by statute;

“Statutory Penalties” are those amounts that are awarded as a penalty, but are fixed in amount by statute;

“Compensatory Damages” are those amounts awarded to compensate for actual damages sustained, and are not awarded as a penalty, nor fixed in amount by statute.

5.	Amendment of Schedule A, Section 3. SCHEDULE A, SECTION 3, AUTOMATIC PORTION RETAINED, is hereby deleted in its entirety and replaced with the following:

[REDACTED]

6.	Amendment of Schedule B, Section 1. SCHEDULE B, SECTION 1, REINSURANCE PREMIUMS, is hereby deleted in its entirety and replaced with the following:

[REDACTED]

7.
Effect of Amendment.  This Amendment # 8 shall not constitute an amendment or waiver of any provision of the Agreement not expressly referred to herein.  The Agreement, as amended by this Amendment # 8, is and shall continue to be in full force and effect in accordance with its terms.

8.	Counterparts. This Amendment # 8 may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument.

In witness of the above, THE COMPANY and THE REINSURER have by their respective officers executed and delivered this Amendment #8 in duplicate on the dates indicated below.

PRUCO LIFE INSURANCE COMPANY	THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
By:________________________________	By:________________________________
Title:_______________________________	Title:_______________________________
Date:_______________________________	Date:_______________________________

Witnessed By:_________________________	Witnessed By:_________________________
Name:_______________________________	Name:_______________________________
Date:_______________________________	Date:_______________________________

Amendment #9
to the
AUTOMATIC
YEARLY RENEWABLE TERM REINSURANCE AGREEMENT

EFFECTIVE December 1, 2004
Between
PRUCO LIFE INSURANCE COMPANY
(THE COMPANY)
And
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
(THE REINSURER)

THE COMPANY and THE REINSURER have by their respective officers agreed to amend the above referenced agreement as set forth below with the amendment having the effective date of April 1, 2010.

9.	Definitions. Unless otherwise defined herein, capitalized terms that are used herein shall have the meanings set forth in the Agreement.

10.	Amendment of Schedule B, Section 1. SCHEDULE B, SECTION 1, REINSURANCE PREMIUMS, is hereby deleted in its entirety and replaced with the following:

[REDACTED]

11.
Effect of Amendment.  This Amendment # 9 shall not constitute an amendment or waiver of any provision of the Agreement not expressly referred to herein.  The Agreement, as amended by this Amendment # 9, is and shall continue to be in full force and effect in accordance with its terms.

12.	Counterparts. This Amendment # 9 may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument.

In witness of the above, THE COMPANY and THE REINSURER have by their respective officers executed and delivered this Amendment #9 in duplicate on the dates indicated below.

PRUCO LIFE INSURANCE COMPANY	THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
By:________________________________	By:________________________________
Title:_______________________________	Title:_______________________________
Date:_______________________________	Date:_______________________________

Witnessed By:_________________________	Witnessed By:_________________________
Name:_______________________________	Name:_______________________________
Date:_______________________________	Date:_______________________________

Amendment #10
to the
AUTOMATIC
YEARLY RENEWABLE TERM REINSURANCE AGREEMENT

EFFECTIVE December 1, 2004
Between
PRUCO LIFE INSURANCE COMPANY
(THE COMPANY)
And
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
(THE REINSURER)

The purpose of this amendment is to (i) change the premium mode from monthly to annual effective December 1, 2010, (ii) revise the ‘NOTICES’ section, (iii) change the reinsurance rates for new business for policies with policy effective dates of January 1, 2011 and later, and (iv) change the ‘AUTOMATIC PORTION RETAINED’ section.  THE COMPANY and THE REINSURER have by their respective officers agreed to amend the above referenced agreement as set forth below with the amendment having the effective date of December 1, 2010.

13.	Definitions. Unless otherwise defined herein, capitalized terms that are used herein shall have the meanings set forth in the Agreement.

14.	Amendment of Section 8. SECTION 8, REINSURANCE PREMIUM RATES, is hereby deleted in its entirety and replaced with the following:

a.
LIFE REINSURANCE.  Reinsurance premiums per $1,000 are shown in Schedule B.  The mode of payment will be annual.  Each annual premium will be calculated using (1) the issue age of the insured under the policy, (2) the duration since issuance of the policy and (3) the current underwriting classification.

e.
RATES NOT GUARANTEED.  THE REINSURER reserves the right to change the rates at any time.  If THE REINSURER changes the rates, it will give THE COMPANY a 90-day prior written notice of the change.  Any change applies only to reinsurance premiums due after the expiration of the notice period.

THE REINSURER further agrees that THE COMPANY’s right of recapture under the ‘RECAPTURE’ section of this Agreement will be triggered if THE COMPANY deems a rate change unacceptable.

15.	Amendment of Section 9. SECTION 9, PAYMENT OF REINSURANCE PREMIUMS, is hereby deleted in its entirety and replaced with the following:

a.
PREMIUM DUE.  For each policy reinsured under this Agreement, reinsurance premiums are payable annually in advance.  These annual premiums are due on the issue date and each subsequent policy anniversary.  For policies in force as of November 30, 2010, THE COMPANY will calculate an additional amount (the “True-Up Amount”) due on December 1, 2010.  For each policy, the True-Up Amount will equal the annual reinsurance premium calculated from the most recent anniversary (prior to December 1. 2010) less the premiums paid from the date of that anniversary through November 30, 2010.

On or around the fifth business day of each calendar month, THE COMPANY will calculate the amount of premiums payable for that month.  Within 20 days of such time, THE COMPANY will send to THE REINSURER a statement of account for that period along with payment of the full balance due.  Also, there will be a supplemental reinsurance premium.  The supplemental reinsurance premium is shown in Schedule B and is due on the Effective Date.  On any payment date, monies payable between THE REINSURER and THE COMPANY under this Agreement may be netted to determine the payment due.  This offset will apply regardless of the insolvency of either party as described in the ‘INSOLVENCY’ section, to the extent permitted by law.  If the statement of account shows a balance due THE COMPANY, THE REINSURER will remit that amount to THE COMPANY within 30 days of receipt of the statement of account.  If the reinsurance premium cannot be determined on an exact basis by the dates described below, such payments will be paid in accordance with a mutually agreed upon formula which will approximate the actual payments.

b.
FAILURE TO PAY PREMIUMS.  If reinsurance premiums are 90 days past due, for reasons other than those due to error or omission as defined below in the ‘ERRORS AND OMISSIONS’ section, the premiums will be considered in default and THE REINSURER may terminate the reinsurance by providing a 30-day prior written notice, provided payment is not received within that 30-day period.  THE REINSURER will have no further liability as of the termination date for benefits applicable to periods for which premium is not paid.  THE COMPANY will be liable for the prorated reinsurance premiums to the termination date.

THE COMPANY may reinstate reinsurance terminated for non-payment of balances due at any time within 60 days following the date of termination.  However, THE REINSURER will have no liability for claims paid by THE COMPANY between the termination date and the reinstatement date.

c.
PREMIUM ADJUSTMENT.  If THE COMPANY overpays a reinsurance premium and THE REINSURER accepts the overpayment, THE REINSURER’s acceptance will not constitute or create a reinsurance liability or increase any existing reinsurance liability.  Instead, THE REINSURER will be liable to THE COMPANY for a credit in the amount of the overpayment.  If a reinsured policy terminates, THE REINSURER will refund the excess reinsurance premium. This refund will be on a prorated basis without interest for the period from the date of the termination of the policy to the date to which the reinsurance premium has been paid.

16.	Amendment of Section 13. SECTION 13, RESERVES FOR REINSURANCE, is hereby deleted in its entirety and replaced with the following:

The statutory reinsurance reserve is the one-year term reserve on the portion of each policy reinsured by THE REINSURER.  The reserve credit taken by THE COMPANY will meet the minimum requirements specified in the valuation law of the State of Arizona for the applicable year of issue.  The parties intend that THE COMPANY will receive its full statutory reserve credit in the State of Arizona for the portion of the risks ceded under this Agreement.

17.	Amendment of Section 31. SECTION 31, NOTICES, is hereby deleted in its entirety and replaced with the following:

All notices and other communications under this Agreement will be effective when received and sufficient if given in writing and delivered by confirmed facsimile transmission, by certified or registered mail, or by an overnight delivery service of general commercial use (such as UPS, Federal Express or Airborne), addressed to the attention of the applicable party described as follows:

a.      NOTICES SENT TO THE COMPANY

Henry B. Ramsey, III
Pruco Life Insurance Company
213 Washington Street
Newark, NJ 07102-2992

b.      NOTICES SENT TO THE REINSURER

Sarah Hamid
The Prudential Insurance Company of America
213 Washington Street
Newark, NJ 07102-2992

18.	Amendment of Schedule A, Section 3. SCHEDULE A, SECTION 3, AUTOMATIC PORTION RETAINED, is hereby deleted in its entirety and replaced with the following:

[REDACTED]

19.	Amendment of Schedule B, Section 1. SCHEDULE B, SECTION 1, REINSURANCE PREMIUMS, is hereby deleted in its entirety and replaced with the following:

[REDACTED]

20.	Attachment to Schedule B. Tables 10 - 17 are hereby attached to Schedule B.

21.
Effect of Amendment.  This Amendment # 10 shall not constitute an amendment or waiver of any provision of the Agreement not expressly referred to herein.  The Agreement, as amended by this Amendment # 10, is and shall continue to be in full force and effect in accordance with its terms.

22.	Counterparts. This Amendment # 10 may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument.

In witness of the above, THE COMPANY and THE REINSURER have by their respective officers executed and delivered this Amendment #10 in duplicate on the dates indicated below, with an effective date of December 1, 2010.

PRUCO LIFE INSURANCE COMPANY	THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
By:________________________________	By:________________________________
Title:_______________________________	Title:_______________________________
Date:_______________________________	Date:_______________________________

Witnessed By:_________________________	Witnessed By:_________________________
Name:_______________________________	Name:_______________________________
Date:_______________________________	Date:_______________________________

Amendment #11
to the
AUTOMATIC
YEARLY RENEWABLE TERM REINSURANCE AGREEMENT

EFFECTIVE December 1, 2004
Between
PRUCO LIFE INSURANCE COMPANY
(THE COMPANY)
And
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
(THE REINSURER)

The purpose of this amendment is to include PruTerm WorkLife 65 and revise Tables 10, 11, 12, and 13 to allow for Band 2 rates to also apply to policies under $100,000.   THE COMPANY and THE REINSURER have by their respective officers agreed to amend the above referenced agreement as set forth below with the amendment having the effective date of January 1, 2011.

23.	Definitions. Unless otherwise defined herein, capitalized terms that are used herein shall have the meanings set forth in the Agreement.

24.	Amendment of Schedule A, Section 1. SCHEDULE A, SECTION 1, POLICIES REINSURED is hereby deleted in its entirety and replaced with the following:

This Agreement covers the following policies issued by THE COMPANY:

•	Appreciable Life – Form Numbers ALA-84, ALB-84, ALA-86, ALB-86 and all state variations
•	Charity Plus – Form Number CUL-B-106 and all state variations
•	Magnastar – Form Numbers MVUL-2002 for single life and SMVUL-2003 for survivorship and all state variations
•	M Premier VUL – Form Numbers MPVUL-2003, MPVUL-2008, and all state variations
•	MyLegacy – Form Number SPUL-2009 and all state variations
•	MyTerm – Form Number PFT-2007 and all state variations
•	PruLife Advisor Select – Form Number VULPAS 2002 and all state variations
•	PruLife Custom Premier – Form Number VUL-2000 and all state variations
•	PruLife Custom Premier II – Form Numbers VUL-2004, VUL-2005, VUL-2008, and all state variations
•	PruLife Return of Premium Term – Form Number PLTIR-2006 and all state variations
•	PruLife Universal – Form Number UL-2000 and all state variations
•	PruLife Universal Plus – Form Number UL-2001 and all state variations.
•	PruLife Universal Plus – Form Numbers UL-2003, UL-2005, UL-2007, and all state variations
•	PruLife SUL Plus – Policy Form Number SUL-2003 and all state variations
•	PruSelect I – Form Number CVUL-89 and all state variations
•	PruSelect II – Form Number VUL-B-104 and all state variations
•	PruSelect III –Form Number CVUL-1999 and all state variations
•	PruTerm WorkLife 65 – Form Number PLTUB-2011 and all state variations
•	PruVider – Form Number VAL-DR-105 and all state variations
•	Survivorship Variable Universal Life – Form Number SVUL-2000 and all state variations
•	Term Elite and Essential – Form Numbers PLTI-2000, PLTINC-2000, PLTINC-2001, PLTIC-2003, PLTI-2005, PLTIC-2005, PLTI-2007, PLTIC-2007, PLTI-2008, PLTIC-2008, and all state variations
•	Variable Appreciable Life – Form Numbers VALA-84, VALB-84, VALA-86, VALB-86, and all state variations
•	Variable Life Insurance – Form Number VFL-85 and all state variations
•
Variable Universal Life – Form Number VUL-97 and all state variations.  Excluded from this Agreement are policies with effective dates of either April 20, 1998 and later or June 1, 1999 and later written under the Prudential owned COLI covering Prudential employees.

•	VUL Protector – Form Number VULNT-2009 and all state variations
•
All subsequent policies issued on policy forms that are essentially revisions to the above products, notwithstanding the fact that new form numbers are assigned for state filing or administrative purposes.

In addition, the following supplemental benefits and riders on reinsured policies are included in this Agreement:

•	Target Term Rider (TTR)
•
Any other term riders that provide additional life insurance on the life of the insured including, Appreciable Plus Term Rider, Annual Renewable Term Riders, Decreasing Term Riders, Level Premium Term Riders, and Term Protector Riders

•	Estate Protection Rider

Excluded from the Agreement are the following supplemental benefits and riders:
•	Accidental Death Benefit
•	Applicant’s Waiver of Premium
•	Rider for Return of Premium
•	Unscheduled Premium Benefit
•	Riders that provide additional life insurance on the life of the spouse of the insured
•	Riders that provide additional life insurance on the lives of any dependent children of the insured
•	Rider for Waiver of Premium Benefit Due to Insured’s Disability or Unemployment

This Agreement covers policies of the above types that are under the following policy statuses:
•	Inforce premium paying as of the Effective Date
•	Lapsed within the reinstatement period and subsequently reinstated
•	New Business effective on or after the Effective Date
•	Extended Term Insurance as of the Effective Date
•	Fully Paid-Up Insurance as of the Effective Date
•	Reduced Paid-Up Insurance as of the Effective Date

25.	Amendment of Schedule B, Section 1. SCHEDULE B, SECTION 1, REINSURANCE PREMIUMS, is hereby deleted in its entirety and replaced with the following:

[REDACTED]

26.
Amendment to Schedule B. Tables 10, 11, 12, and 13 are hereby deleted in their entirety and replaced with the attached Tables 10a, 11a, 12a, and 13a.  The new tables extend the Band 2 rates to also apply to policies under $100,000, but the rates in the tables have not changed.

27.	Attachment to Schedule B. Table 18 is hereby attached to Schedule B.

28.
Effect of Amendment.  This Amendment # 11 shall not constitute an amendment or waiver of any provision of the Agreement not expressly referred to herein.  The Agreement, as amended by this Amendment # 11, is and shall continue to be in full force and effect in accordance with its terms.

29.	Counterparts. This Amendment # 11 may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument.

In witness of the above, THE COMPANY and THE REINSURER have by their respective officers executed and delivered this Amendment #11 in duplicate on the dates indicated below, with an effective date of January 1, 2011.

PRUCO LIFE INSURANCE COMPANY	THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
By:________________________________	By:________________________________
Title:_______________________________	Title:_______________________________
Date:_______________________________	Date:_______________________________

Witnessed By:_________________________	Witnessed By:_________________________
Name:_______________________________	Name:_______________________________
Date:_______________________________	Date:_______________________________

Amendment #12
to the
AUTOMATIC
YEARLY RENEWABLE TERM REINSURANCE AGREEMENT

EFFECTIVE December 1, 2004
Between
PRUCO LIFE INSURANCE COMPANY
(THE COMPANY)
And
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
(THE REINSURER)

The purpose of this amendment is to recapture a portion of the business covered under the Agreement.  The portion being recaptured will be equal to 63% of the first $1 million, and 70% of any amounts in excess of $1 million for each MyLegacy, PruLife Universal (UL), PruLife Universal Plus, and PruLife SUL Plus policy with an effective date prior to January 1, 2011.  As a result of this partial recapture, there is a settlement between THE COMPANY and THE REINSURER as described in #3 below.  THE COMPANY and THE REINSURER have by their respective officers agreed to amend the above referenced agreement as set forth below with the amendment having the effective date of July 1, 2011.

30.	Definitions. Unless otherwise defined herein, capitalized terms that are used herein shall have the meanings set forth in the Agreement.

31.	Amendment of Schedule A, Section 3. SCHEDULE A, SECTION 3, AUTOMATIC PORTION RETAINED is hereby deleted in its entirety and replaced with the following:

[REDACTED]

32.
As of 12:01 A.M. on July 1, 2011, for  each of the MyLegacy, PruLife Universal (UL), PruLife UL Plus, and PruLife SUL Plus policies covered under this Agreement with effective dates prior to January 1, 2011, THE COMPANY will recapture from THE REINSURER an amount equal to:

 63% of the first $1 million, plus
70% of any amounts in excess of $1 million

By means of this amendment, the parties have put in place procedures for the settlement of all amounts due between them, as described below.

As part of the recapture of this business, THE REINSURER will pay THE COMPANY the portion of the unearned reinsurance premium as of the effective date of this amendment with respect to the reinsured portion of each policy being recaptured.

THE REINSURER shall not be liable, under this Agreement, for any claims paid after the date of recapture.  However, THE REINSURER will pay THE COMPANY an amount equal to the percentage of the death claims in course of settlement and claims incurred but not yet reported as of the date of the recapture, with respect to the reinsured portion of each policy being recaptured.

All amounts with respect to the settlement, will be paid within thirty days of the execution of this amendment.

33.
Effect of Amendment.  This Amendment # 12 shall not constitute an amendment or waiver of any provision of the Agreement not expressly referred to herein.  The Agreement, as amended by this Amendment # 12, is and shall continue to be in full force and effect in accordance with its terms.

34.	Counterparts. This Amendment # 12 may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument.

In witness of the above, THE COMPANY and THE REINSURER have by their respective officers executed and delivered this Amendment #12 in duplicate on the dates indicated below, with an effective date of July 1, 2011.

PRUCO LIFE INSURANCE COMPANY	THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
By:________________________________	By:________________________________
Title:_______________________________	Title:_______________________________
Date:_______________________________	Date:_______________________________

Witnessed By:_________________________	Witnessed By:_________________________
Title:_______________________________	Title:_______________________________
Date:_______________________________	Date:_______________________________

Amendment #13
to the
AUTOMATIC
YEARLY RENEWABLE TERM REINSURANCE AGREEMENT

EFFECTIVE December 1, 2004
Between
PRUCO LIFE INSURANCE COMPANY
(THE COMPANY)
And
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
(THE REINSURER)

The purpose of this amendment is to include PruLife Index Advantage UL.   THE COMPANY and THE REINSURER have by their respective officers agreed to amend the above referenced agreement as set forth below with the amendment having the effective date of May 1, 2012.

35.	Definitions. Unless otherwise defined herein, capitalized terms that are used herein shall have the meanings set forth in the Agreement.

36.	Amendment of Schedule A, Section 1. SCHEDULE A, SECTION 1, POLICIES REINSURED is hereby deleted in its entirety and replaced with the following:

This Agreement covers the following policies issued by THE COMPANY:

•	Appreciable Life – Form Numbers ALA-84, ALB-84, ALA-86, ALB-86 and all state variations
•	Charity Plus – Form Number CUL-B-106 and all state variations
•	Magnastar – Form Numbers MVUL-2002 for single life and SMVUL-2003 for survivorship and all state variations
•	M Premier VUL – Form Numbers MPVUL-2003, MPVUL-2008, and all state variations
•	MyLegacy – Form Number SPUL-2009 and all state variations
•	MyTerm – Form Number PFT-2007 and all state variations
•	PruLife Advisor Select – Form Number VULPAS 2002 and all state variations
•	PruLife Custom Premier – Form Number VUL-2000 and all state variations
•	PruLife Custom Premier II – Form Numbers VUL-2004, VUL-2005, VUL-2008, and all state variations
•	PruLife Index Advantage UL – Policy Form Number IUL-2011 and all state variations
•	PruLife Return of Premium Term – Form Number PLTIR-2006 and all state variations
•	PruLife Universal – Form Number UL-2000 and all state variations
•	PruLife Universal Plus – Form Number UL-2001 and all state variations.
•	PruLife Universal Plus – Form Numbers UL-2003, UL-2005, UL-2007, and all state variations
•	PruLife SUL Plus – Policy Form Number SUL-2003 and all state variations
•	PruSelect I – Form Number CVUL-89 and all state variations
•	PruSelect II – Form Number VUL-B-104 and all state variations
•	PruSelect III –Form Number CVUL-1999 and all state variations
•	PruTerm WorkLife 65 – Form Number PLTUB-2011 and all state variations
•	PruVider – Form Number VAL-DR-105 and all state variations
•	Survivorship Variable Universal Life – Form Number SVUL-2000 and all state variations
•	Term Elite and Essential – Form Numbers PLTI-2000, PLTINC-2000, PLTINC-2001, PLTIC-2003, PLTI-2005, PLTIC-2005, PLTI-2007, PLTIC-2007, PLTI-2008, PLTIC-2008, and all state variations
•	Variable Appreciable Life – Form Numbers VALA-84, VALB-84, VALA-86, VALB-86, and all state variations
•	Variable Life Insurance – Form Number VFL-85 and all state variations
•
Variable Universal Life – Form Number VUL-97 and all state variations.  Excluded from this Agreement are policies with effective dates of either April 20, 1998 and later or June 1, 1999 and later written under the Prudential owned COLI covering Prudential employees.

•	VUL Protector – Form Number VULNT-2009 and all state variations
•
All subsequent policies issued on policy forms that are essentially revisions to the above products, notwithstanding the fact that new form numbers are assigned for state filing or administrative purposes.

In addition, the following supplemental benefits and riders on reinsured policies are included in this Agreement:

•	Target Term Rider (TTR)
•
Any other term riders that provide additional life insurance on the life of the insured including, Appreciable Plus Term Rider, Annual Renewable Term Riders, Decreasing Term Riders, Level Premium Term Riders, and Term Protector Riders

•	Estate Protection Rider
•	Living Needs Benefit

Excluded from the Agreement are the following supplemental benefits and riders:
•	Accidental Death Benefit
•	Applicant’s Waiver of Premium
•	Rider for Return of Premium
•	Unscheduled Premium Benefit
•	Riders that provide additional life insurance on the life of the spouse of the insured
•	Riders that provide additional life insurance on the lives of any dependent children of the insured
•	Rider for Waiver of Premium Benefit Due to Insured’s Disability or Unemployment

This Agreement covers policies of the above types that are under the following policy statuses:
•	Inforce premium paying as of the Effective Date
•	Lapsed within the reinstatement period and subsequently reinstated
•	New Business effective on or after the Effective Date
•	Extended Term Insurance as of the Effective Date
•	Fully Paid-Up Insurance as of the Effective Date
•	Reduced Paid-Up Insurance as of the Effective Date

37.	Amendment of Schedule A, Section 4. SCHEDULE A, SECTION 4, POLICY RISK AMOUNT, is hereby deleted in its entirety and replaced with the following:

The policy risk amount as used in this Agreement is equal to the net amount at risk.  The net amount at risk is determined at the beginning of each calendar month.  For premium paying variable and universal life policies and policies under variable reduced paid-up, the net amount at risk is defined as the death benefit minus the contract fund.  For PruLife Index Advantage UL, the contract fund has a guaranteed net minimum and the greater of this minimum and the contract fund is used in the calculation of the net amount at risk.  For premium paying term policies, the net amount at risk is equal to the death benefit.  (For return of premium term policies, since the Return of Premium Rider is excluded from reinsurance, the net amount at risk is equal to the death benefit.)  For policies under extended term, fully paid-up, or fixed reduced paid-up insurance, the net amount at risk is equal to the death benefit minus the cash value.

38.	Amendment of Schedule B, Section 1. SCHEDULE B, SECTION 1, REINSURANCE PREMIUMS, is hereby deleted in its entirety and replaced with the following:

[REDACTED]

39.	Attachment to Schedule B. Tables 19 and 20 are hereby attached to Schedule B.

40.
Effect of Amendment.  This Amendment # 13 shall not constitute an amendment or waiver of any provision of the Agreement not expressly referred to herein.  The Agreement, as amended by this Amendment # 13, is and shall continue to be in full force and effect in accordance with its terms.

41.	Counterparts. This Amendment # 13 may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument.

In witness of the above, THE COMPANY and THE REINSURER have by their respective officers executed and delivered this Amendment #13 in duplicate on the dates indicated below, with an effective date of May 1, 2012.

PRUCO LIFE INSURANCE COMPANY	THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
By:________________________________	By:________________________________
Title:_______________________________	Title:_______________________________
Date:_______________________________	Date:_______________________________

Witnessed By:_________________________	Witnessed By:_________________________
Name:_______________________________	Name:_______________________________
Date:_______________________________	Date:_______________________________